Exhibit 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Agreement”), is made and entered into as of July 17, 2008, with an effective date set forth in Section 3 hereof, by and among O'CHARLEY'S INC., a Tennessee corporation (the “Borrower”), the Lenders party to the Credit Agreement referred to below and identified on the signature pages hereto as a “Lender” (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

Statement of Purpose

The Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 18, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the (“Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower.

The Borrower has requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.         Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.         Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders hereby agree to amended the Credit Agreement as follows:

(a)	Amendments to Section 1.1.

(i)        Section 1.1 is hereby amended by adding the following defined terms in the proper alphabetical order:

“Consolidated Cash Taxes” means, for any applicable period of computation, the aggregate of all taxes assessed on income (including, without limitation, any federal, state, local and foreign income taxes) (other than extraordinary, unusual or non-recurring income taxes) that are actually paid in cash by the Borrower and its Subsidiaries on a Consolidated basis during such period; excluding income taxes paid as part of a settlement or closing agreement with any tax authority.

“Scheduled Principal Repayments” means, for any applicable period of computation, the aggregate of all scheduled principal repayments of Debt by the Borrower (excluding scheduled principal repayments on Capital Leases in existence on the Third Amendment Effective Date).

“Third Amendment Effective Date” means July 17, 2008.

(ii)       The definition of “Aggregate Commitment” is hereby deleted in its entirety and replaced as follows:

“Aggregate Commitment” means the aggregate amount of the Lenders’ Commitments hereunder, as such amount may be reduced or otherwise modified at any time or from time to time pursuant to the terms hereof. On the Third Amendment Effective Date, the Aggregate Commitment shall be One Hundred Million Dollars ($100,000,000).

(iii)      The definition of “Expansion Capital Expenditures” is hereby deleted in its entirety and replaced as follows:

“Expansion Capital Expenditures” means Capital Expenditures of the Borrower and its Subsidiaries associated solely with (i) re-branding initiatives of the Borrower and its Subsidiaries and (ii) new store openings.

(iv)      The definition of “Revolving Credit Commitment” is hereby deleted in its entirety and replaced as follows:

“Revolving Credit Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Third Amendment Effective Date shall be One Hundred Million Dollars ($100,000,000).

(b)       Amendment to Section 10.3. Section 10.3 (“Minimum Fixed Charge Coverage Ratio”) is hereby deleted in its entirety and replaced as follows:

“SECTION 10.3         Minimum Fixed Charge Coverage Ratio. As of any Fiscal Quarter end, permit the ratio of (a) (i) EBITDAR for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date, minus (ii) Maintenance Capital Expenditures for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to (b) (i) Rental Expense for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date (provided, however, that for purposes of

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calculating compliance with this Section 10.3, Rental Expense for the four (4) consecutive Fiscal Quarter period ending on such date shall be increased to include rental expense associated with any sale-leaseback transaction permitted hereunder on a pro forma basis), plus (ii) Interest Expense for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date, plus (iii) the aggregate amount of any Permitted Note Repurchases by the Borrower for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date, plus (iv) Scheduled Principal Repayments for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date, plus (v) dividends or similar distributions that are paid in cash during the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date, plus (vi) Consolidated Cash Taxes for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to be less than 1.30 to 1.00.”

(c)       Amendment to Section 10.4. Section 10.4 (“Minimum Capital Expenditures Ratio”) is hereby deleted in its entirety and replaced as follows:

“SECTION 10.4         Minimum Capital Expenditures Ratio. As of any Fiscal Quarter end, permit the ratio of (a) 90% of EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to (b) Expansion Capital Expenditures for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to be less than 1.00 to 1.00; provided, however, that for purposes of calculating compliance with this financial covenant, the Borrower shall be entitled to add back to EBITDA 20% of the Net Cash Proceeds from issuances of equity consummated during the four (4) consecutive Fiscal Quarter period ending on such date in an aggregate amount not to exceed $10,000,000 for any one such equity issuance; provided, further, that for purposes of calculating compliance with this financial covenant, EBITDA for the four (4) consecutive Fiscal Quarter period ending on or immediately prior to such date shall be reduced to reflect rental expense associated with any sale-leaseback transaction permitted hereunder on a pro forma basis.”

(d)	Amendments to Section 11.1 (“Limitations on Debt”).
(i)	Section 11.1(d) is hereby deleted in its entirety and replaced as follows:
“(d)	purchase money Debt of the Borrower and its Subsidiaries;”

(ii)       Section 11.1 is hereby further amended by (A) deleting the word “and” at the end of subclause (j) thereof; (B) replacing the period at the end of subclause (k) with the symbol and word “; and” and (C) adding the following new subclause (l) to the end of such section:

“(l)      Debt of the Borrower and its Subsidiaries incurred in connection with Capital Leases entered into (i) prior to the Third Amendment Effective Date and (ii) on or after the Third Amendment Effective Date in an aggregate amount

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not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) per calendar year;”

(e)       Amendment to Section 11.2. Section 11.2(g) (“Limitations on Liens”) is hereby amended by inserting the phrase “and Section 11.1(l)” immediately following the reference to Section 11.1(d) located in the first line of such subclause.

3.	Effectiveness. This Agreement shall become effective when, and only when:

(a)       the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders;

(b)       the Administrative Agent shall have been reimbursed by the Borrower for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, including, without limitation, the fees and expenses set forth in Section 7 and the reasonable fees and expenses of counsel to the Administrative Agent;

(c)       The Borrower shall have paid in full in cash an amendment fee for the account of each Lender executing this Agreement (including the Administrative Agent) equal to 0.125% times the sum of each Lender’s Commitment (as reduced concurrently with the effectiveness hereof) under the Credit Agreement as of the effective date of this Agreement; and

(d)       the Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Agreement.

4.         Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower or any of its Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan

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Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.         Representations and Warranties/No Default. The Borrower represents and warrants as follows:

(a)       The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

(b)       The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, (ii) any law or contractual restriction binding on or affecting the Borrower, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge, encumbrance or preferential arrangement of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Borrower (other than as contemplated hereby).

(c)       No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement.

(d)       This Agreement constitutes the legal, valid and binding obligation of the Borrower and its Subsidiaries, as the case may be, enforceable against the Borrower and its Subsidiaries, as the case may be, in accordance with its terms.

(e)       There is no pending or overtly threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which could reasonably be expected to materially adversely affect the financial condition or operations of the Borrower or any of its Subsidiaries or which purports to affect the legality, validity or enforceability of this Agreement.

(f)        After giving effect to this Agreement, (i) the representations and warranties made by the Borrower pursuant to Article VII of the Credit Agreement are true and correct with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which such representation and warranty shall remain true and correct as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

6.	Acknowledgement and Reaffirmation. By their execution hereof:

(a)       Each of the Borrower and each Subsidiary Guarantor hereby expressly (i) consents to the amendments set forth in this Agreement, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Collateral Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Collateral

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Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect; and

(b)       Each of the Borrower and each Subsidiary Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Agreement.

7.         Costs, Expenses and Taxes.   The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all reasonable costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and any other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and any other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

8.         Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.         Governing Law. This Agreement shall be governed by, construed and enforced in accordance with and all issues related to the legality, validity or enforceability hereof shall be determined under the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to the other conflicts of law principles thereof.

10.       Fax Transmission. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

11.       Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

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12.       Successors and Assigns. This Agreement shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and assigns.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

O'CHARLEY'S INC., as Borrower

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: CFO/Secretary/Treasurer

SUBSIDIARY GUARANTORS:

O'CHARLEY'S MANAGEMENT COMPANY, INC.

By: /s/ Lawrence E. Hyatt

Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

STONEY RIVER MANAGEMENT COMPANY, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

STONEY RIVER, LLC

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

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O'CHARLEY'S RESTAURANT PROPERTIES, LLC

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

STONEY RIVER LEGENDARY MANAGEMENT, L.P.

By: Stoney River, LLC, its General Partner

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

AIR TRAVEL SERVICES, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

OCI, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

DFI, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

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O'CHARLEY'S SERVICE COMPANY, INC.

By: /s/ Lawrence E. Hyatt

Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

O'CHARLEY'S SPORTS BAR, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

O'CHARLEY'S FINANCE COMPANY, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

OPI, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

99 RESTAURANTS, LLC

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

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99 WEST, INC.

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Clerk/Treasurer

99 RESTAURANTS OF VERMONT, LLC

By: 99 West, Inc., its Sole Member

By: /s/ Lawrence E. Hyatt

Name: Lawrence E. Hyatt
Title: Clerk/Treasurer

99 RESTAURANTS OF MASSACHUSETTS, a Massachusetts business trust

By: /s/ Lawrence E. Hyatt

Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

99 COMMISSARY, LLC

By: /s/ Lawrence E. Hyatt

Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

99 RESTAURANTS OF BOSTON, LLC

By:	/s/ Lawrence E. Hyatt
Name: Lawrence E. Hyatt
Title: Secretary/Treasurer

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WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Lender

By: /s/ Martha M. Winters

Name: Martha M. Winters
Title: Director

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U.S. BANK N.A., as Lender

By: /s/ Kenneth R. Fieter

Name: Kenneth R. Fieter
Title: Assistant Vice President

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SUNTRUST BANK, as Lender

By: /s/ Kelly Gunter

Name: Kelly Gunter
Title: Vice President

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FIRST TENNESSEE BANK, N.A.,

as Lender

By: /s/ Ned Spitzer

Name: Ned Spitzer
Title: Vice President

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BANK OF AMERICA, N.A., as Lender

By: /s/ John H. Schmidt

Name: John H. Schmidt
Title: Vice President

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KEYBANK NATIONAL ASSOCIATION,

as Lender

By: /s/ Marianne T. Meil

Name: Marianne T. Meil
Title: Senior Vice President

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REGIONS BANK, as Lender

By: /s/ Scott Corley

Name: Scott Corley
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A. as Lender

By: /s/ John B. Middelberg

Name: John B. Middelberg
Title: Senior Vice President

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FIFTH THIRD BANK, as Lender

By: /s/ John K. Perez

Name: John K. Perez
Title: Vice President

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